UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 12, 2022 (December 6, 2022)

PROSOMNUS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41567	88-2978216
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5860 West Las Positas Blvd., Suite 25

Pleasanton, California, 94588

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (844) 537-5337

LAAA Merger Corp.

667 Madison Avenue

New York, NY 10065

  (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	OSA	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock for $11.50 per share	OSAAW	The Nasdaq Stock Market LLC

Introductory Note

On December 6, 2022, Lakeshore Acquisition I Corp. (“Lakeshore”) consummated a series of transactions that resulted in the combination (the “Business Combination”) of Lakeshore with ProSomnus Holdings, Inc., a Delaware Corporation (“ProSomnus Holdings”) pursuant to the previously announced Agreement and Plan of Merger, dated May 9, 2022, by and among Lakeshore, LAAA Merger Sub, Inc. (“Merger Sub”), RedOne Investment Limited (“Sponsor”), as purchaser representative, HGP II, LLC, as representative of ProSomnus’ stockholders, and ProSomnus Holdings, following the approval at the extraordinary general meeting of the shareholders of Lakeshore held on December 2, 2022 (the “Special Meeting”). Pursuant to the Merger Agreement, Lakeshore merged with and into LAAA Merger Corp. (“Surviving Pubco”), Merger Sub merged with and into ProSomnus Holdings, and Surviving Pubco changed its name to ProSomnus, Inc. Unless otherwise defined herein, capitalized terms used in this Current Report on Form 8-K have the same meaning as set forth in the final prospectus and definitive proxy statement (the “Proxy Statement/Prospectus”) filed with the Securities and Exchange Commission (the “SEC”) on November 15, 2022 by Lakeshore and LAAA Merger Corp.

Simultaneous with the closing of the Business Combination, Surviving Pubco also completed a series of private financings, issuing and selling 1,025,000 shares of its common stock in a private placement to certain PIPE investors (the “Equity PIPE Offering”), entering into non-redemption agreements with holders of an aggregate of approximately 0.395 million public shares of common stock of Lakeshore, and issuing an aggregate of $16.96 million principal value senior secured convertible notes and an aggregate of $17.45 million principal value subordinated secured convertible notes to certain investors pursuant to previously announced Senior Securities Purchase Agreement and Subordinated Securities Purchase Agreement, each dated August 26, 2022.

Item 1.01.	Entry into Material Definitive Agreement.

Merger Agreement

As disclosed under the section titled “Proposal No. 3—The Acquisition Merger Proposal” of the Proxy Statement/Prospectus, on May 9, 2022, the parties entered into an Agreement and Plan of Merger, dated as of May 9, 2022, by and among Lakeshore, Merger Sub, Sponsor, as purchaser representative, HGP II, LLC, as representative of ProSomnus’ stockholders, and ProSomnus Holdings.

Accordingly, (a) Lakeshore merged with and into Surviving Pubco, which had been formed as a Delaware corporation solely for the purpose of facilitating the Business Combination, and changed its name to ProSomnus, Inc., and (b) Merger Sub, a wholly-owned subsidiary of Surviving Pubco, merged with and into ProSomnus Holdings. Except where context provides otherwise, the term “ProSomnus” refers to Surviving Pubco and its consolidated subsidiaries, including ProSomnus Holdings and ProSomnus Sleep Technologies, Inc., and after giving effect to the Business Combination.

Item 2.01 of this Current Report discusses the consummation of the Business Combination and events contemplated by the Merger Agreement which took place on December 6, 2022 (the “Closing”), and is incorporated herein by reference.

Lock-up Agreement

On December 6, 2022, Surviving Pubco and ProSomnus entered into a Lock-Up Agreement (the “Lock-up Agreement”) with HGP II, LLC on behalf of the stockholders of ProSomnus Holdings (such stockholders, the “Company Holders”), pursuant to which each Company Holder agreed not to, during the Lock-up Period (as defined below), offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any of the shares issued in connection with the Business Combination (the “Lock-up Shares”) (other than certain shares held by non-insiders issued in connection with the conversion of subordinated debt), enter into a transaction that would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of such shares, whether any of these transactions are to be settled by delivery of any such shares, in cash, or otherwise. As used herein, “Lock-Up Period” means the period commencing on the closing date of the Merger and ending on the earlier of: (i) six months after the Closing; and (ii) with respect to Lock-up Shares not held by a Significant Company Stockholder (as defined in the Merger Agreement) only, if the volume weighted average price of Surviving Pubco Common Stock equals or exceeds $12.50 per share for any 20 trading days within any 30 consecutive trading days beginning 90 days after the Closing. In connection with the Closing, the parties waived the lockup restrictions on approximately 1.9 million shares held by certain ProSomnus non-affiliates.

The foregoing description of the Lock-Up Agreement is subject to and qualified in its entirety by reference to the full text of the Lock-Up Agreement, a copy of which is included as Exhibit 10.6 hereto, and the terms of which are incorporated by reference.

Indemnification Agreements

On December 6, 2022, Surviving Pubco entered into indemnification agreements, dated as of the Closing Date, with each of Surviving Pubco’s directors and executive officers. Each indemnification agreement provides for indemnification and advancements by ProSomnus of certain expenses and costs relating to claims, suits or proceedings arising from his or her service to ProSomnus or, at our request, service to other entities, as officers or directors to the maximum extent permitted by applicable law.

The foregoing description of the indemnification agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the indemnification agreement, a form of which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Non-Competition Agreements

On December 6, 2022, Surviving Pubco, ProSomnus Holdings and each of Leonard Liptak, Sung Kim, Melinda Hungerman and Laing Rikkers entered into non-competition and non-solicitation agreements (the “Non-Competition and Non-Solicitation Agreements”), pursuant to which such persons and their affiliates agreed not to compete with Surviving Pubco during the two-year period following the Closing and, during such two-year restricted period, not to solicit employees or customers or clients of such entities. The Non-Competition and Non-Solicitation Agreements also contain customary non-disparagement and confidentiality provisions.

The foregoing description of the Non-Competition and Non-Solicitation Agreements is subject to and qualified in its entirety by reference to the full text of the form of the Non-Competition and Non-Solicitation Agreements, a copy of which is included as Exhibit 10.15 hereto, and the terms of which are incorporated by reference.

Registration Rights Agreements

In connection with the Business Combination, on December 6, 2022, Surviving Pubco, Lakeshore’s initial shareholders and certain existing stockholders of ProSomnus enter into a registration rights agreement to provide for the registration of the PubCo Common Stock received by them in the Acquisition Merger and the Reincorporation Merger. The initial shareholders and the ProSomnus stockholders are entitled to (i) make four written demands for registration under the Securities Act of all or part of their shares and (ii) “piggy-back” registration rights with respect to registration statements filed following the consummation of the Business Combination. Surviving PubCo will bear the expenses incurred in connection with the filing of any such registration statements.

The foregoing description of the Registration Rights Agreement is subject to and qualified in its entirety by reference to the full text of the form of the Registration Rights Agreement, a copy of which is included as Exhibit 10.4 hereto, and the terms of which are incorporated by reference.

In connection with the Convertible Notes offering described in more detail below, on December 6, 2022, Surviving Pubco entered into another Registration Rights Agreement for the benefit of the debt holders, to provide for the registration of the Surviving Pubco Common Stock underlying such Convertible Notes and warrants received in connection with the Convertible Notes offering.

The foregoing description of the Convertible Notes Registration Rights Agreement is subject to and qualified in its entirety by reference to the full text of the form of such Registration Rights Agreement, a copy of which is included as Exhibit 10.5 hereto, and the terms of which are incorporated by reference.

Convertible Notes

Senior Convertible Notes

On December 6, 2022, Surviving Pubco entered into that certain Senior Indenture by and between ProSomnus, Inc., ProSomnus Holdings, ProSomnus Sleep Technologies, and Wilmington Trust, National Association, as Trustee and Collateral Agent, and Senior Secured Convertible Notes Due December 6, 2025 (“Senior Convertible Notes”), with an aggregate principal amount of $16.96 million, pursuant to the previously disclosed Senior Securities Purchase Agreement, dated August 26, 2022.

The foregoing description of the Senior Indenture and Senior Convertible Notes is subject to and qualified in its entirety by reference to the full text of the Senior Indenture, and the form of Senior Convertible Note contained therein, a copy of which is included as Exhibit 10.9 hereto, and the terms of which are incorporated by reference.

Subordinated Convertible Notes

On December 6, 2022, Surviving Pubco entered into that certain Subordinated Indenture by and between ProSomnus, Inc., ProSomnus Holdings, ProSomnus Sleep Technologies, and Wilmington Trust, National Association, as Trustee and Collateral Agent, and Subordinated Secured Convertible Notes Due April 6, 2026 (“Subordinated Convertible Notes”), with an aggregate principal amount of $17.45 million, pursuant to the previously disclosed Subordinated Securities Purchase Agreement, dated August 26, 2022.

The foregoing description of the Subordinated Indenture and Subordinated Convertible Notes is subject to and qualified in its entirety by reference to the full text of the Subordinated Indenture, and the form of Subordinated Convertible Note contained therein, a copy of which is included as Exhibit 10.10 hereto, and the terms of which are incorporated by reference.

In addition, in connection with the Convertible Notes offerings, Surviving Pubco issued to the holders of Convertible Notes warrants to purchase an aggregate of 1.91 million shares of Surviving Pubco Common Stock at an exercise price of $11.50 per share, issued an aggregate of 250,000 bonus shares, 26,713 PIPE fee shares, and 50,000 commitment fee shares, and entered into the Convertible Notes Registration Rights Agreement described above.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” and “Merger Agreement” above is incorporated into this Item 2.01 by reference.

Pursuant to the terms of the Merger Agreement, the total consideration for the Business Combination and related transactions (the “Merger Consideration”) was approximately $113 million. In connection with the Special Meeting, holders of 2,380,246 shares of Lakeshore ordinary shares sold in its initial public offering exercised their right to redeem those shares for cash prior to the redemption deadline of November 30, at a price of $10.238 per share, for an aggregate payment from Lakeshore’s trust account of approximately $24.37 million. Effective December 6, 2022, Lakeshore’s units ceased trading, and the Surviving Pubco’s common stock and warrants began trading on the Nasdaq Global Market and Nasdaq Capital Market, respectively, under the symbols “OSA” and “OSAAW,” respectively.

After taking into account the aggregate payment in respect of the redemption, Lakeshore’s trust account had a balance immediately prior to the Closing of approximately $4.92 million. Such balance in the trust account, together with approximately $10.250 million in proceeds from the PIPE Financing (as defined below) and approximately $30 million in proceeds from the Convertible Notes offering, were used to pay transaction expenses and other liabilities of Lakeshore, pay certain transaction expenses of ProSomnus, and pay off approximately $11.53 million in debt of ProSomnus at Closing, with the remaining being deposited in ProSomnus’ cash account.

As discussed in the Introductory Note above, in connection with the Business Combination, certain ProSomnus equityholders received 11,300,000 shares of Surviving Pubco common stock as Merger Consideration and the contingent right to receive Earn-Out Shares as set forth in the Merger Agreement.

As a result of the Reincorporation Merger and the Business Combination, holders of Lakeshore ordinary shares automatically received common stock of Surviving Pubco, and holders of Lakeshore warrants automatically received warrants of Surviving Pubco with substantively identical terms. At the Closing of the Business Combination, 1,054,390 ordinary shares of Lakeshore owned by the Sponsor, which we refer to as the founder shares, automatically converted into an equal number of shares of Surviving Pubco common stock, and 196,256 Private Placement Warrants held by the Sponsor, each exercisable for one ordinary share of Lakeshore at $11.50 per share, automatically converted into warrants to purchase one share of Surviving Pubco common stock at $11.50 per share with substantively identical terms.

In addition, as disclosed above, immediately prior to the Closing of the Business Combination, Surviving Pubco issued and sold 1,025,000 shares of common stock (the “PIPE Shares”) to the PIPE Investors for gross proceeds of $10,250,000. Surviving Pubco has agreed to file a registration statement registering the resale of the PIPE Shares within 30 days of the Closing and to have such registration statement effective as soon as practicable, but in any event within 60 days (or 90 days if the SEC notifies Surviving Pubco that it will review the registration statement). Also, at the Closing, the Sponsor transferred 574,035 of its founder shares and Surviving Pubco issued an aggregate of approximately 571,183 shares of common stock to certain PIPE investors.

As of the Closing: public stockholders own approximately 3.0% of the outstanding shares of Surviving Pubco common stock; the Sponsor and its affiliates own approximately 6.6% of the outstanding shares of common stock; ProSomnus Holding’s former security holders collectively own approximately 70.4% of the outstanding shares of Common Stock; underwriters, vendors and convertible debt holders own approximately 6.5% and approximately 13.5% of the outstanding shares of Common Stock are held by the PIPE investors.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the predecessor registrant was a shell company, as Lakeshore was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, Surviving Pubco is providing the information below that would be included in a Form 10 if Surviving Pubco were to file a Form 10. Please note that the information provided below relates to ProSomnus as the combined company after the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, statements regarding ProSomnus’ industry and market sizes, future opportunities for ProSomnus and ProSomnus’ estimated future results. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

In addition to factors previously disclosed in prior reports filed with the SEC, including the Proxy Statement/Prospectus, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: a delay or failure to realize the expected benefits from the Business Combination; risks relating to the uncertainty of the projected financial information with respect to ProSomnus; risks related to ProSomnus’s limited operating history, the roll-out of ProSomnus’s business and the timing of expected business milestones; ProSomnus’s ability to implement its business plan and scale its business, which includes the recruitment of healthcare professionals to prescribe and dentists to deliver ProSomnus oral devices; the understanding and adoption by dentists and other healthcare professionals of ProSomnus oral devices for mild-to-moderate OSA; expectations concerning the effectiveness of OSA treatment using ProSomnus oral devices and the potential for patient relapse after completion of treatment; the potential financial benefits to dentists and other healthcare professionals from treating patients with ProSomnus oral devices and using ProSomnus’s monitoring tools; ProSomnus’s potential profit margin from sales of ProSomnus oral devices; ProSomnus’s ability to properly train dentists in the use of the ProSomnus oral devices and other services it offers in their dental practices; ProSomnus’s ability to formulate, implement and modify as necessary effective sales, marketing, and strategic initiatives to drive revenue growth; ProSomnus’s ability to expand internationally; the viability of ProSomnus’s intellectual property and intellectual property created in the future; acceptance by the marketplace of the products and services that ProSomnus markets; government regulations and ProSomnus’s ability to obtain applicable regulatory approvals and comply with government regulations, including under healthcare laws and the rules and regulations of the U.S. Food and Drug Administration; the extent of patient reimbursement by medical insurance in the United States and internationally, and the risk that Surviving Pubco may not be able to develop and maintain effective internal controls.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. All information set forth herein speaks only as of the date hereof in the case of information about Surviving Pubco or the date of such information in the case of information from persons other than Surviving Pubco, and Surviving Pubco disclaims any intention or obligation to update any forward looking statements as a result of developments occurring after the date of this Current Report on Form 8-K. Forecasts and estimates regarding Surviving Pubco’s industry and end markets are based on sources Surviving Pubco believes to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Business

The business of ProSomnus is described in the Proxy Statement/Prospectus in the section titled “Business of ProSomnus” and that information is incorporated herein by reference.

Risk Factors

The risks associated with Surviving Pubco are described in the Proxy Statement/Prospectus in the section titled “Risk Factors,” which is incorporated herein by reference.

Financial Information

Reference is made to the disclosure set forth in Item 9.01 of this Current Report on Form 8-K concerning the financial information of Surviving Pubco. Reference is further made to the disclosure contained in the Proxy Statement/Prospectus in the sections titled “Selected Financial Information of ProSomnus,” “ProSomnus’s Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and “Unaudited Pro Forma Condensed Combined Financial Information” which are incorporated herein by reference. In addition, the Unaudited Pro Forma Condensed Combined Financial Information for the period ended September 30, 2022 is included as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Properties

The facilities of Surviving Pubco are described in the Proxy Statement/Prospectus in the section titled “Business of ProSomnus – Properties,” which is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

The disclosure contained under the heading “ProSomnus’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Proxy Statement/Prospectus is incorporated herein by reference. In addition, the Management’s Discussion and Analysis of Financial Condition and Results of Operations for the period ended September 30, 2022 is included as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of shares of Surviving Pubco’s common stock upon the completion of the Business Combination by:

•	each person known by Surviving Pubco to be the beneficial owner of more than 5% of any class of Surviving Pubco’s common stock;
•	each of Surviving Pubco’s officers and directors;
•	all executive officers and directors of Surviving Pubco.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

In the table below, percentage ownership is based on 16,048,174 shares of common stock outstanding as of December 6, 2022, including 11,300,000 shares issued as Merger Consideration, 1,025,000 shares of common stock issued in connection with the PIPE financing, and reflects the valid redemption of 2,380,246 ordinary shares by public stockholders of Lakeshore. The table below includes the common stock underlying the Private Warrants held or to be held by Sponsor because these securities exercisable within sixty (60) days. This table also assumes that there are no issuances of equity securities in connection with the Closing, including equity awards that may be issued under the 2022 Equity Incentive Plan following the Business Combination, and excludes any Earnout Shares.

Unless otherwise indicated, Surviving Pubco believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. Unless otherwise noted, the business address of each of the following entities or individuals is 5860 West Las Positas Blvd., Suite 25, Pleasanton, CA 94588.

Name and Address of Beneficial Owner (1)	Number of Shares Beneficially Owned	% of Class
Directors and Named Executive Officers
Leonard Liptak	465,706	2.9%
Laing Rikkers(1)	345,290	2.15
Sung Kim	107,316	*
Melinda Hungerman	191,536	1.2
William Johnson	67,426	*
Leonard Hedge	70,255	*
Jason Orchard	--	*
Steven Pacelli	--	*
Heather Rider	--	*
All executive officers and directors as a group (9 individuals)	1,247,529	7.8%

Greater than Five Percent Holders:
HealthpointCapital, LLC(2)	6,660,239	41.5%

*	Less than 1%
(1)	Ms. Rikkers serves on the investment committee at HealthpointCapital, LLC, but does not have beneficial ownership over shares held by the HPC Funds. Ms. Rikkers disclaims beneficial ownership of shares held by the HPC Funds, except to the extent of any pecuniary interest therein.
(2)	Includes interests to be acquired by funds (“HPC Funds”) managed by HealthpointCapital, LLC and/or its affiliates (“HPC”) in connection with the Business Combination. Does not include any interests that could be acquired in connection with a PIPE or Equity Investment. Voting and dispositive power over the shares is held by an investment committee at HealthpointCapital, LLC, composed of more than three individuals, one of whom is Ms. Rikkers and none of whom have beneficial ownership over the shares. Ms. Rikkers disclaims beneficial ownership of such shares held by the HPC Funds, except to the extent of any pecuniary interest therein. HPC’s address is 3708 Ashford Place, Greenville, NC 27858.

Directors and Executive Officers

Surviving Pubco’s directors and executive officers after the Closing are described in the Proxy Statement/Prospectus in the section titled “Directors, Executive Officers and Corporate Governance after the Business Combination,” which is incorporated herein by reference.

Executive Compensation

The compensation of the named executive officers of Lakeshore before the Business Combination is set forth in the Proxy Statement/Prospectus in the section titled “Executive Officer and Director Compensation—Lakeshore Named Executive Officer and Director Compensation,” which is incorporated herein by reference. The compensation of the named executive officers of ProSomnus before the Business Combination is set forth in the Proxy Statement/Prospectus in the section titled “Executive Officer and Director Compensation—ProSomnus Named Executive Officer and Director Compensation,” which is incorporated herein by reference.

The information set forth in this Current Report on Form 8-K under Item 5.02 is incorporated in this Item 2.01 by reference.

At the Special Meeting, Lakeshore’s shareholders approved the 2022 Equity Incentive Plan. A description of the material terms of the 2022 Equity Incentive Plan is set forth in the section of the Proxy Statement/Prospectus titled “Proposal No. 6—The Incentive Plan Proposal,” which is incorporated herein by reference. This summary is qualified in its entirety by reference to the complete text of the 2022 Equity Incentive Plan, a copy of which is attached as an Exhibit 10.2 to this Current Report on Form 8-K.

Certain Relationships and Related Transactions, and Director Independence

The certain relationships and related party transactions of Lakeshore and ProSomnus are described in the Proxy Statement/Prospectus in the section titled “Certain Transactions” and are incorporated herein by reference.

Reference is made to the disclosure regarding director independence in the section of the Proxy Statement/Prospectus titled “Directors, Executive Officers and Corporate Governance after the Business Combination – Director Independence,” which is incorporated herein by reference.

The information set forth under Item 5.02 “Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers—Employment Agreements” of this Current Report on Form 8-K is incorporated into this Item 2.01 by reference.

The information set forth in the section titled “Registration Rights Agreements” in Item 1.01 of this Current Report on Form 8-K are incorporated herein by reference.

Legal Proceedings

Reference is made to the disclosure regarding legal proceedings in the sections of the Proxy Statement/Prospectus titled “Lakeshore’s Business — Legal Proceedings,” and “ProSomnus’s Business—Legal Proceedings” which are incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Surviving Pubco’s common stock began trading on the Nasdaq Global Market under the symbol “OSA” and its warrants began trading on the Nasdaq Capital Market under the symbol “OSAAW” on December 6, 2022. Lakeshore has not paid any cash dividends on its ordinary shares to date. The payment of cash dividends by Surviving Pubco in the future will be dependent upon Surviving Pubco’s revenues and earnings, if any, capital requirements and general financial condition subsequent to completion of the Business Combination. The payment of any dividends subsequent to the Business Combination will be within the discretion of the board of directors of Surviving Pubco.

Information regarding Lakeshore’s common stock, rights and units and related stockholder matters are described in the Proxy Statement/Prospectus in the section titled “Securities and Dividends” and such information is incorporated herein by reference.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth under Item 3.02 of this Current Report on Form 8-K concerning the issuance of Surviving Pubco’s common stock in connection with the Business Combination and the PIPE financing, which is incorporated herein by reference.

Description of Registrant’s Securities to be Registered

The description of Surviving Pubco’s securities is contained in the Proxy Statement/Prospectus in the sections titled “Description of PubCo’s Securities.”

Indemnification of Directors and Officers

The description of the indemnification arrangements with Surviving Pubco’s directors and officers is contained in the Proxy Statement/Prospectus in the section titled “Description of Securities – Limitation on Liability and Indemnification of Directors and Officers” and the disclosure under Item 1.01 “Entry into Material Definitive Agreement—Indemnification Agreements” of this Current Report on Form 8-K, which is incorporated herein by reference.

Financial Statements and Supplementary Data

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Financial Statements and Exhibits

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

Reference is made to the disclosure set forth under Item 1.01 of this Current Report on Form 8-K concerning the Convertible Notes offering, which is incorporated by reference into this Item 2.03.

Item 3.02.	Unregistered Sales of Equity Securities.

The PIPE Financing

On December 6, 2022, the Company closed its previously announced PIPE financing, selling 1,025,000 shares of common stock to investors for gross proceeds of $10,250,000. In connection with the PIPE financing, the Sponsor transferred 574,035 founders shares and the Company issued 571,183 additional shares to the PIPE investors.

Debt Financing

In connection with the closing of the previously announced Convertible Debt offering, the Company issued 326,706 shares of common stock to certain Convertible Debt holders.

Underwriter and Vendor Shares

At the closing of the Business Combination, the Company issued an aggregate of 716,223 shares of common stock to Craig-Hallum, Roth Capital Partners, and Gordon Pointe Capital, in partial satisfaction of fees due to such parties in connection with the Business Combination.

Item 3.03.	Material Modification to Rights of Security Holders.

The shareholders of Lakeshore approved the Amended and Restated Certificate of Incorporation (as defined below) at the Special Meeting. In connection with the Closing, Surviving Pubco adopted the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws (defined below) effective as of the Closing Date. Reference is made to the disclosure described in the Proxy Statement/Prospectus in the section titled “Proposal No. 2—The Charter Proposals,” which is incorporated herein by reference.

The full text of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws, which are included as Exhibits 3.1 and 3.2 hereto, respectively, to this Current Report on Form 8-K, are incorporated herein by reference.

Item 4.01.	Change in the Registrant’s Certifying Accountant.

On December 12, 2022, following the adoption of a unanimous written consent of the board of directors of ProSomnus, Inc., the board approved the engagement of Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending December 31, 2022. Accordingly, on December 12, 2022, UHY LLP (“UHY”), Lakeshore’s independent registered public accounting firm prior to the Business Combination, and SingerLewak LLP (“SingerLewak”), ProSomnus Holdings’ independent registered public accounting firm prior to the Business Combination, were dismissed and notified that they will not be engaged to audit Pubco’s consolidated financial statements for the year ending December 31, 2022.

Disclosures Regarding UHY

The audit report of UHY on Lakeshore’s financial statements as of December 31, 2021, and for the period from January 6, 2021 (date of inception) to December 31, 2021, did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainties, audit scope, or accounting principles except for an explanatory paragraph in such report regarding substantial doubt about Lakeshore’s ability to continue as a going concern.

During the period from January 6, 2021 (date of inception) through December 31, 2021, and the subsequent interim periods through December 12, 2022, there were no disagreements with UHY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of UHY, would have caused UHY to make a reference in connection with their opinion to the subject matter of the disagreement or reportable events as defined in Item 304(a)(1)(v) of Regulation S-K (“Regulation S-K”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The Company has provided UHY with a copy of the foregoing disclosures in this Item 4.01 in response to Item 304(a) of Regulation S-K under the Exchange Act, and has requested that UHY furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements made by the Company in this Item 4.01 in response to Item 304(a) of Regulation S-K under the Exchange Act and, if not, stating the respects in which it does not agree. A letter from UHY is attached hereto as Exhibit 16.1.

Disclosures Regarding SingerLewak

The report of SingerLewak on ProSomnus Holdings’ financial statements as of December 31, 2021 and 2020 and for the years ended December 31, 2021 and 2020 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to audit scope or accounting principles.

During the fiscal years ended December 31, 2021 and 2020 and the subsequent interim period through December 12, 2022, there were no “disagreements” (as such term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with SingerLewak on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of SingerLewak, would have caused SingerLewak to make reference thereto in its report on ProSomnus Holdings’ financial statements for such periods. During the fiscal years ended December 31, 2021 and 2020 and the subsequent interim period through December 12, 2022, there have been no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K), except that SingerLewak advised ProSomnus Holdings of material weaknesses in its internal control over financial reporting related to accounting for certain complex transactions and a lack of expertise for such accounting issues, which resulted in misstatements that were corrected prior to the completion and issuance of its audited financial statements.

The Company provided SingerLewak with a copy of the foregoing disclosures and has requested that SingerLewak furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company set forth above. A copy of SingerLewak’s letter, dated December 12, 2022, is filed as Exhibit 16.2 to this Current Report on Form 8-K.

Item 5.01.	Changes in Control of Registrant.

Reference is made to the disclosure in the Proxy Statement/Prospectus in the section titled “Proposal No. 3—The Acquisition Merger Proposal,” which is incorporated herein by reference. Further reference is made to the information contained in Item 2.01 to this Current Report on Form 8-K, which is incorporated herein by reference.

As of the Closing: public stockholders own approximately 3.0% of the outstanding shares of Surviving Pubco common stock; the Sponsor and its affiliates own approximately 6.6% of the outstanding shares of common stock; ProSomnus Holding’s former security holders collectively own approximately 70.4% of the outstanding shares of Common Stock; underwriters, vendors and convertible debt holders own approximately 6.5% and approximately 13.5% of the outstanding shares of Common Stock are held by the PIPE investors, assuming no Warrants are exercised.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Directors and Appointment of Officers

The following persons are serving as executive officers and directors following the Closing. For information concerning the executive officers and directors, see the disclosure in the Proxy Statement/Prospectus in the sections titled “Current Directors, Executive Officers and Corporate Governance of Lakeshore,” and “Directors, Executive Officers and Corporate Governance After the Business Combination,” and “Certain Transactions,” which are incorporated herein by reference.

Name	Age	Position
Leonard Liptak(6)	48	Chief Executive Officer; Director
Laing Rikkers(5)	52	Executive Chair
Sung Kim	41	Chief Technology Officer
Melinda Hungerman	58	Chief Financial Officer
Leonard Hedge(2)(3)(4)	52	Director
William Johnson(1)(2)(6)	65	Director
Jason Orchard(1)(5)	46	Director
Steven Pacelli(1)(3)(4)	51	Director
Heather Rider(2)(3)(5)	63	Director

(1)	Member of the audit committee.
(2)	Member of the compensation committee.
(3)	Member of the nominating and corporate governance committee.
(4)	Class A Director.
(5)	Class B Director.
(6)	Class C Director.

Each director will hold office until his or her term expires at the next annual meeting of stockholders for such director’s class or until his or her death, resignation, removal or the earlier termination of his or her term of office.

Effective upon Closing, each of Bill Chen and Laura Li resigned as officers of Lakeshore. Effective upon Closing, each of Bill Chen, H. David Sherman, Jianzhong Lu and Yan Zhu resigned as directors of Lakeshore.

2022 Equity Incentive Plan

At the Special Meeting, Lakeshore shareholders considered and approved the 2022 Equity Incentive Plan and reserved an amount of shares of common stock equal to 15% of the number of shares of common stock of Surviving Pubco following the Business Combination for issuance thereunder. The 2022 Equity Incentive Plan was approved by the Lakeshore and LAA Merger Corp. board of directors on December 6, 2022. The 2022 Equity Incentive Plan became effective immediately upon the Closing of the Business Combination.

A more complete summary of the terms of the 2022 Equity Incentive Plan is set forth in the Proxy Statement/Prospectus in the section titled “Proposal No. 6—The Incentive Plan Proposal.” That summary and the foregoing description are qualified in their entirety by reference to the text of the 2022 Equity Incentive Plan, which is filed as Exhibit 10.2 hereto and incorporated herein by reference.

Employment Agreements

As a result of the Business Combination, Surviving Pubco (through its subsidiaries) is now party to employment agreements with each of Surviving Pubco’s executive officers: Len Liptak (Chief Executive Officer), Laing Rikkers (Executive Chair), Mindy Hungerman (Chief Financial Officer) and Sung Kim (Chief Technology Officer).

The employment agreements all provide for at-will employment that may be terminated by the Company for death or disability and with or without cause, by the executive with or without good reason, or mutually terminated by the parties. Mr. Liptak’s employment agreement provides for 12 months’ severance payment upon termination by the Company without cause or termination by Mr. Liptak for good reason, subject to execution of a release of claims. The employment agreements for Ms. Rikkers, Ms. Hungerman and Mr. Kim provide for 6 months’ severance payment upon termination by the Company without cause or termination by the executive for good reason, subject to execution of a release of claims. The executive agreements provide for a base salary of $500,000, $250,000, $270,000 and $300,000 for Mr. Liptak, Ms. Rikkers, Ms. Hungerman and Mr. Kim, respectively, possible annual performance bonuses of 75%, 75%, 50% and 50% of base salary, respectively, and equity grants under the equity incentive plan of 1.7%, 1.7%, 0.5% and 1.7%, respectively. Additional equity grants will be made if and when determined by the Company’s Compensation Committee.

This summary is qualified in its entirety by reference to the text of the employment agreements, which are included as Exhibits 10.11, 10.12, 10.13 and 10.14 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 5.05.	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On December 6, 2022, the Boards of Lakeshore and LAAA Merger Corp. adopted a new Code of Business Conduct and Ethics that applies to all of its employees, officers and directors, including its Chief Executive Officer, Chief Financial Officer and other executive and senior financial officers. The full text of Surviving Pubco’s Code of Business Conduct and Ethics is available on our website at prosomnus.com under “Governance.” In addition, a copy of the Code of Ethics will be provided without charge upon request to us in writing at 5860 West Las Positas Blvd., Suite 25, Pleasanton, CA 94588.

The adoption of the Code of Business Conduct and Ethics did not relate to or result in any waiver, explicit or implicit, of any provision of the previous Code of Conduct. Any waivers under the Code of Business Conduct and Ethics will be disclosed on a Current Report on Form 8-K or as otherwise permitted by the rules of the SEC and Nasdaq (or other stock exchange on which ProSomnus securities are then listed).

Item 5.06.	Change in Shell Company Status.

As a result of the Business Combination, Lakeshore ceased being a shell company. Reference is made to the disclosure in the Proxy Statement/Prospectus in the sections titled “Proposal No. 1 – The Reincorporation Merger Proposal” and “Proposal No. 3 – The Acquisition Merger Proposal,” which is incorporated herein by reference. The information contained in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.06.

Item 9.01.	Financial Statement and Exhibits.

(a) Financial statements of businesses acquired.

Information responsive to Item 9.01(a) of Form 8-K is set forth in the financial statements included in the Proxy Statement/Prospectus beginning on page F-1, which are incorporated herein by reference, and the unaudited financial statements of ProSomnus Holdings Inc. as of September 30, 2022, and for the three and nine months ended September 30, 2022, together with the notes thereto, are set forth in Exhibit 99.1 and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma financial statements are filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description
2.1†	Agreement and Plan of Merger, dated effective May 9, 2022, by and among Lakeshore Acquisition I Corp., LAAA Merger Sub, Inc., RedOne Investments Limited, as representative of the purchaser, HGP II LLC, as representative of the sellers, and ProSomnus Holdings, Inc. (previously filed as Exhibit 2.1 of Form 8-K filed by Lakeshore Acquisition I Corp. with the SEC on May 10, 2022).
3.1*	Amended and Restated Certificate of Incorporation of ProSomnus, Inc.
3.2*	Amended and Restated Bylaws of ProSomnus, Inc.
4.1*	Specimen Common Stock Certificate
4.2	Specimen Warrant Certificate (included in Exhibit 4.3, as amended by Exhibit 4.4).
4.3	Warrant Agreement between Continental Stock Transfer & Trust Company and Lakeshore Acquisition I Corp. (previously filed as Exhibit 4.1 of Form 8-K filed by Lakeshore Acquisition I Corp. with the SEC on June 16, 2021).
10.1*	Form of Subscription Agreement for the PIPE investment
10.2*+	2022 Equity Incentive Plan for ProSomnus, Inc.
10.3*	Form of Indemnification Agreement between ProSomnus, Inc. and certain of its officers and directors
10.4*	Registration Rights Agreement, dated December 6, 2022, by and between ProSomnus, Inc. and parties thereto
10.5*	Registration Rights Agreement, dated December 6, 2022, by and between ProSomnus, Inc. and certain holders of Convertible Notes
10.6*	Form of Lockup by certain ProSomnus equityholders
10.7	Private Placement Securities Subscription Agreements, by and between Lakeshore Acquisition I Corp. and the purchasers of its founder shares and private placement warrants, dated as of June 10, 2021 (previously filed as Exhibit 10.5 of Form 8-K filed by Lakeshore Acquisition I Corp. with the SEC on June 10, 2021).
10.8	Letter Agreement, dated June 10, 2021, by and among Lakeshore Acquisition I Corp. (previously filed as Exhibit 10.1 of Form 8-K filed by Lakeshore Acquisition I Corp. with the SEC on June 10, 2021).
10.9*	Indenture for Senior Secured Convertible Notes due 2025, dated December 6, 2022 by and between ProSomnus, Inc. and Wilmington Trust, National Association, as trustee and collateral agent
10.10*	Indenture for Subordinated Secured Convertible Notes due 2026, dated December 6, 2022 by and between ProSomnus, Inc. and Wilmington Trust, National Association, as trustee and collateral agent
10.11*+	Employment Agreement between ProSomnus Holdings, Inc. and Len Liptak, dated May 5, 2022
10.12*+	Employment Agreement between ProSomnus Holdings, Inc. and Laing Rikkers, dated May 4, 2022
10.13*+	Employment Agreement between ProSomnus Holdings, Inc. and Mindy Hungerman, dated May 4, 2022
10.14*+	Employment Agreement between ProSomnus Holdings, Inc. and Sung Kim, dated May 5, 2022
16.1*	Letter from UHY LLP to the Securities and Exchange Commission, dated December 12, 2022.
16.2*	Letter from SingerLewak to the Securities and Exchange Commission, dated December 12, 2022.
21.1*	Subsidiaries of the Registrant
99.1*	Unaudited financial statements of ProSomnus Holdings Inc. as of and for the three and nine month periods ending September 30, 2022
99.2*	Unaudited Pro Forma Condensed Combined Financial Statements.
99.3*	Management’s Discussion and Analysis of Financial Condition and Results of Operations of ProSomnus Holdings, Inc. for the three and nine month periods ending September 30, 2022

*	Filed herewith
+	Indicates a management or compensatory plan.
†	Schedules to this exhibit have been omitted pursuant to Item 601(b)(2) of Registration S-K. The Registrant hereby agrees to furnish a copy of any omitted schedules to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ProSomnus, Inc.

Dated: December 12, 2022	By:	/s/ Len Liptak
Len Liptak
Chief Executive Officer